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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): January 22, 2003
                                                         ----------------


                           Commonwealth Edison Company
                           ---------------------------
             (Exact Name of Registrant as Specified in Its Charter)



           Illinois                       1-1839                 36-0938600
           --------                       ------                 ----------
 (State or Other Jurisdiction    (Commission File Number)       (IRS Employer
       of Incorporation)                                     Identification No.)


       10 South Dearborn Street - 37th Floor
       P.O. Box 805379
       Chicago, Illinois                                   60680-5379
(Address of Principal Executive Offices)                   (Zip Code)


Registrant's telephone number, including area code: (312) 394-4321
                                                    --------------



                                       N/A
                                       ---
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.         OTHER EVENTS.

         On January 22, 2003, Commonwealth Edison Company (the "Company") sold $350,000,000 aggregate principal amount of First Mortgage 3.700% Bonds, Series 99, Due February 1, 2008 (the "Series 99 Bonds") and $350,000,000 aggregate principal amount of First Mortgage 5.875% Bonds, Series 100, Due February 1, 2033 (the "Series 100 Bonds" and, together with the Series 99 Bonds, the "Bonds") pursuant to an Underwriting Agreement, dated as of January 14, 2003 (the "Underwriting Agreement"), between the Company and Credit Suisse First Boston LLC (as successor to Credit Suisse First Boston Corporation) and Morgan Stanley & Co. Incorporated, as the Representatives of the Underwriters named therein. The Underwriting Agreement is attached to this report as Exhibit 1.1.

         Also attached to this report as Exhibit 4.4 is the Supplemental Indenture, dated as of January 13, 2003, to the Company's Mortgage dated July 1, 1923, creating the Series 99 Bonds and the Series 100 Bonds.

         In connection with the issuance of the Bonds, Sidley Austin Brown & Wood provided the Company with the legal opinion attached to this report as
Exhibit 5.1.

         The Bonds are a portion of the $2,100,000,000 of securities that were registered by the Company and ComEd Financing III, a Delaware statutory trust, under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-3 that was declared effective by the Securities and Exchange Commission on January 13, 2003.

ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS.

     (c)        The following Exhibits are included with this Report:

Exhibit Number      Description
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1.1                 Underwriting Agreement, dated as of January 14, 2003,
                    between Commonwealth Edison Company and Credit Suisse First
                    Boston LLC (as successor to Credit Suisse First Boston
                    Corporation) and Morgan Stanley & Co. Incorporated, as
                    Representatives of the Underwriters named therein.

4.4                 Supplemental Indenture dated as of January 13, 2003.

5.1                 Opinion of Sidley Austin Brown & Wood.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          Commonwealth Edison Company



Date:  February 13, 2003                  By:  /s/ J. Barry Mitchell
                                               ---------------------
                                                  J. Barry Mitchell
                                                  Vice President and Treasurer




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                                  EXHIBIT INDEX


Exhibit Number      Description
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1.1                 Underwriting Agreement, dated as of January 14, 2003,
                    between Commonwealth Edison Company and Credit Suisse First
                    Boston LLC (as successor to Credit Suisse First Boston
                    Corporation) and Morgan Stanley & Co. Incorporated, as
                    Representatives of the Underwriters named therein.

4.4                 Supplemental Indenture dated as of January 13, 2003.

5.1                 Opinion of Sidley Austin Brown & Wood.





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